UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 21, 2019

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 21, 2019, Commercial Vehicle Group, Inc. (the “Company”) will meet with one or more buy side investors in Portland, Oregon (the “November Non-Deal Road Show”). At the November Non-Deal Road Show, Patrick Miller, President and CEO, and Tim Trenary, Chief Financial Officer, will discuss, among other topics, the Company’s financial affairs and ability to drive value for shareholders.

On December 3, 2019 at 7:30 AM Eastern Time, Mr. Trenary and Kirk Feiler, VP Corporate Development & Investor Relations, will participate in a fireside chat at the 2019 Bank of America Merrill Lynch Leveraged Finance Conference at the Boca Raton Resort & Club, in Boca Raton, Florida (the “BAML Conference”). Additionally, Messrs. Trenary and Feiler will meet with select participants of the BAML Conference.

A copy of the presentation for use during the November Non-Deal Road Show, the BAML Conference and the meetings with select participants is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety to this Item 7.01.

To view the presentation material and listen to a live Webcast of the BAML Conference fireside chat, go to Commercial Vehicle Group's Website, www.cvgrp.com, click on "Investors" and then “Events and Presentations.” The presentation material will also be posted on the Company Website and be archived there for a period of 90 days.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Exhibit 99.1 to this Current Report on Form 8-K, and the associated disclosure set forth under Item 7.01 above, are, to the extent required, hereby incorporated into this Item 8.01 by reference.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements that are subject to risks and uncertainties. These statements are indicated by words such as “expect,” “estimate” or similar expressions. These statements are based upon information available to management as of the date hereof. Actual results may differ materially from the anticipated results because of certain risks and uncertainties described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the period ended June 30, 2019. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	A copy of the presentation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

November 21, 2019	By:	/s/ C. Timothy Trenary
	Name:	C. Timothy Trenary
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	A copy of the presentation.